United
                    Continental
                    Income Fund,
                    Inc.

                    ANNUAL
                    REPORT
                    ----------------------------------------
                    For the fiscal year ended March 31, 1998

FUND MANAGER'S LETTER

-----------------------------------------------------------------
MARCH 31, 1998

Dear Shareholder:

     This report relates to the operation of United Continental Income Fund for the fiscal year ended March 31, 1998. The following discussion, graphs and tables provide you with information regarding the Fund's performance during that period.

     During the last fiscal year, we experienced a dramatic economic event: the Asian financial crisis. While the general perception was that the U.S. and other economies would be impacted, the depth of the impact became the more important uncertainty. The financial markets quickly discounted the obvious Asia effect and began to refocus on a somewhat slower U.S. economy and potentially weaker corporate profits. In fact, a dramatic slowing in the Asian economies has occurred. However, the U.S. and Europe have been stronger than expected, offsetting some of the weakness in Asia.

     As the events in Asia unfolded, we took the opportunity to reduce our exposure to companies and industries facing the possibility of either a significant slowdown in their business outside the U.S. and/or the possibility of falling commodity prices. It was feared that such factors would have a detrimental impact on those companies' earnings. As a result, cash on hand increased. In recent months, we have put some of our cash back to work in equities. Factors such as strong consumer sentiment fueled by low interest rates, low inflation and low unemployment levels have led to an environment of stable demand for goods and services in the U.S.

     The strategies and techniques we applied resulted in the Fund's performance for the fiscal year remaining below that of the equity and mutual fund indexes and above that of the fixed income index charted on the following page. Those indexes reflect the performance of securities that generally represent the stock market (the S&P 500 Index), the bond market (the Salomon Brothers Treasury/Government Sponsored/Corporate Index) and the universe of funds with similar investment objectives (the Lipper Balanced Fund Universe Average). A variety of indexes is presented because the Fund invests in stocks, bonds and other instruments. The Fund's performance relative to the S&P 500 Index was impacted by the Fund's investments in bonds and its cash position.

     Looking forward into the next fiscal year, we could see more volatility in the financial markets. After the initial shock following the onset of the Asian financial crisis, the markets have reacted positively as inflation fears have diminished due to declining commodity prices. Since these commodities are the building blocks of products for worldwide use, we expect inflation to stay well-controlled. As a result of lower inflation expectations, the valuation of the market has increased. While excessive valuation seems to be concentrated in a selected number of industries, any pullback in these areas could pressure the overall market. We will continue to monitor the overall health of the economy. In doing so, we will make the determination of how the Fund should be structured to seek positive long-term returns consistent with the Fund's objectives.

Thank you very much for your continued support and confidence in our organization.

Respectfully,
Cynthia P. Prince-Fox
Manager, United Continental Income Fund

             Comparison of Change in Value of $10,000 Investment in

              United Continental Income Fund, Inc. Class A Shares,
                               The S&P 500 Index,
      The Salomon Brothers Treasury/Government Sponsored/Corporate Index,
                 and The Lipper Balanced Fund Universe Average

                                           Salomon
               United                     Brothers
               Continental               Treasury/         Lipper
               Income                   Government       Balanced
               Fund,            S&P     Sponsored/           Fund
               Class            500      Corporate       Universe
               A Shares       Index          Index        Average
               ---------  ---------     ----------     ----------
  03/31/88 Purchase9,425     10,000         10,000         10,000
  03/31/89       10,297      11,815         10,517         10,977
  03/31/90       11,934      14,092         11,734         12,295
  03/31/91       12,723      16,123         13,186         13,811
  03/31/92       14,629      17,903         14,721         15,551
  03/31/93       16,690      20,630         16,828         17,544
  03/31/94       17,758      20,933         17,310         18,040
  03/31/95       18,893      24,193         18,106         19,278
  03/31/96       23,295      31,959         20,094         23,296
  03/31/97       24,668      38,267         21,000         25,803
  03/31/98       30,885      59,524         23,612         33,043

===== United Continental Income Fund, Class A Shares* -- $30,885
+++++ S&P 500 Composite Stock Price Index  -- $59,524
**** Salomon Brothers Treasury/Government Sponsored/Corporate Index - $23,612 ---- Lipper Balanced Fund Universe Average -- $33,043

*The value of the investment in the Fund is impacted by the sales load at the time of the investment and by the ongoing expenses of the Fund.


         Annual Average Total Return +
                    Class A++  Class Y
         -----------------------------
Year Ended
   3/31/98          18.00%     25.43%
5 Years Ended
   3/31/98          11.76%     N/A
10 Years Ended
   3/31/98          11.93%     N/A
Life of Class Y+++  N/A        15.39%

 + Total return for the Class Y shares may be greater than that of the Class A shares because the Fund's Class Y shares are not subject to a sales load or 12b-1 fees.
 ++ Performance data quoted represents past performance and is based on deduction of a 5.75% sales load on the initial purchase in each of the three periods. Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.
+++ 1/4/96 (the date on which Fund Class Y shares were first acquired by shareholders) through 3/31/98.

Past performance is not predictive of future performance. Indexes are unmanaged.

SHAREHOLDER SUMMARY

--------------------------------------------------------------
United Continental Income Fund, Inc.

PORTFOLIO STRATEGY:
Normally not more than     OBJECTIVE:   Current income with a
75% Common Stocks                       secondary objective of
                                        long-term capital
                                        appreciation.
Normally at least 25%
Debt Securities or          STRATEGY:   Invests in debt
Preferred Stock                         securities, preferred
                                        stock and common stock.
Generally less than 10%
Foreign Securities

Cash Reserves                           The use of cash reserves (often invested
                                        in money market securities) for
                                        defensive purposes is a strategy that
                                        may be utilized by the Continental
                                        Income Fund from time to time. For more information about the Fund's cash reserves flexibility, please consult the
                                        Prospectus.

                             FOUNDED:   1970

        SCHEDULED DIVIDEND FREQUENCY:   QUARTERLY (March, June, September,
                                        December)

PERFORMANCE SUMMARY -- Class A Shares

           PER SHARE DATA
For the Fiscal Year Ended March 31, 1998
----------------------------------------
DIVIDENDS PAID                    $0.73
                                  =====

CAPITAL GAINS DISTRIBUTION        $2.47
                                  =====

NET ASSET VALUE ON
    3/31/98   $24.97 adjusted to:$27.44(A)
    3/31/97                       22.72
                                 ------
CHANGE PER SHARE                 $ 4.72
                                 ======

(A)This number includes the capital gains distribution of $2.47 paid in December 1997 added to the actual net asset value on March 31, 1998.

Past performance is not necessarily indicative of future results.

                              TOTAL RETURN HISTORY

                                            Average Annual Total Return
                                            ---------------------------
                                                With         Without
Period                                      Sales Load*    Sales Load**
------                                      -----------    ------------
1-year period ended 3-31-98                     18.00%         25.20%
5-year period ended 3-31-98                     11.76%         13.10%
10-year period ended 3-31-98                    11.93%         12.60%

Performance data quoted represents past performance and is based on deduction of 5.75% sales load on the initial purchase in each of the three periods.

Performance data quoted in this column represents past performance without taking into account the sales load deducted on an initial purchase.

Investment return and principal value will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

PORTFOLIO HIGHLIGHTS


On March 31, 1998, United Continental Income Fund, Inc. had net assets totaling $610,320,353 invested in a diversified portfolio of:

 67.90%  Common Stocks
 29.13%  Debt Securities
  2.97%  Cash and Cash Equivalents


As a shareholder of United Continental Income Fund, Inc., for every $100 you had invested on March 31, 1998, your Fund owned:

 $34.18  Manufacturing Stocks
  20.05  United States Government Securities
   9.75  Transportation, Communication, Electric
           and Sanitary Services Stocks
   9.08  Corporate Debt Securities
   7.04  Finance, Insurance and Real Estate Stocks
   5.28  Wholesale and Retail Trade Stocks
   3.73  Miscellaneous Investing Institutions Stocks
   3.34  Services Stocks
   3.32  Mining Stocks
   2.97  Cash and Cash Equivalents
   1.26  Agriculture, Forestry and Fisheries Stocks

THE INVESTMENTS OF

UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1998

                                              Shares        Value

COMMON STOCKS
Agricultural Production -- Crops - 0.56%
 Dole Food Company, Inc.  ................    70,000  $ 3,386,250

Apparel and Accessory Stores - 1.07%
 Kohl's Corporation*  ....................    80,000    6,540,000

Apparel and Other Textile Products - 1.31%
 Liz Claiborne, Inc.  ....................   160,000    7,980,000

Chemicals and Allied Products - 7.62%
 Dow Chemical Company (The)  .............    40,000    3,885,000
 du Pont (E.I.) de Nemours and Company  ..   114,000    7,752,000
 International Flavors & Fragrances Inc.     120,000    5,655,000
 Lilly (Eli) and Company  ................    85,000    5,068,125
 Monsanto Company  .......................   125,000    6,500,000
 Pfizer Inc.  ............................   118,000   11,763,066
 Procter & Gamble Company (The)  .........    70,000    5,906,250
   Total .................................             46,529,441

Communication - 5.92%
 AT&T Corporation  .......................    90,000    5,906,250
 Cox Communications, Inc.*  ..............   100,000    4,200,000
 SBC Communications Inc.  ................   350,000   15,268,750
 Telebras S.A., ADR  .....................    52,000    6,750,224
 U S WEST Media Group*  ..................   115,000    3,996,250
   Total .................................             36,121,474

Depository Institutions - 2.21%
 BankAmerica Corporation  ................   163,542   13,512,658

Electric, Gas and Sanitary Services - 2.69%
 Baltimore Gas and Electric Company  .....   110,000    3,595,570
 Houston Industries Incorporated  ........   240,000    6,900,000
 Unicom Corporation  .....................   170,000    5,950,000
   Total .................................             16,445,570

Electronic and Other Electric Equipment - 3.47%
 Emerson Electric Co.  ...................   180,000   11,733,660
 Intel Corporation  ......................    40,000    3,121,240
 U. S. Industries, Inc.  .................   210,000    6,313,020
   Total .................................             21,167,920

Food and Kindred Products - 3.28%
 General Mills, Inc.  ....................    80,000    6,080,000
 Heinz (H. J.) Company  ..................   130,000    7,588,750
 Ralston Purina Co.  .....................    60,000    6,363,720
   Total .................................             20,032,470


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF

UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Forestry - 0.70%
 Weyerhaeuser Company  ...................    76,000  $ 4,294,000

General Merchandise Stores - 2.90%
 Penney (J.C.) Company, Inc.  ............   120,000    9,082,440
 Wal-Mart Stores, Inc.  ..................   170,000    8,638,040
   Total .................................             17,720,480

Health Services - 2.29%
 Columbia/HCA Healthcare Corporation  ....   220,000    7,095,000
 Tenet Healthcare Corporation*  ..........   190,000    6,899,280
   Total .................................             13,994,280

Holding and Other Investment Offices - 3.73%
 Berkshire Hathaway Inc., Class B*  ......     3,000    6,750,000
 LTC Properties, Inc.  ...................   370,000    7,145,440
 National Health Investors, Inc.  ........   133,930    5,340,459
 VEBA AG (A)  ............................    50,000    3,547,096
   Total .................................             22,782,995

Industrial Machinery and Equipment - 1.40%
 Deere & Company  ........................    60,000    3,716,220
 Parker Hannifin Corporation  ............    94,000    4,817,500
   Total .................................              8,533,720

Instruments and Related Products - 0.60%
 St. Jude Medical, Inc.*  ................   110,000    3,678,070

Insurance Carriers - 3.90%
 Chubb Corporation (The)  ................    65,000    5,094,375
 Hartford Financial Services
   Group Inc. (The) ......................   112,000   12,152,000
 MGIC Investment Corporation  ............   100,000    6,568,700
   Total .................................             23,815,075

Miscellaneous Manufacturing Industries - 0.94%
 Mattel, Inc.  ...........................   145,000    5,745,625

Miscellaneous Retail - 1.31%
 Costco Companies, Inc.*  ................   150,000    8,020,200

Motion Pictures - 1.05%
 Walt Disney Company (The)  ..............    60,000    6,405,000

Nondepository Institutions - 0.93%
 Freddie Mac  ............................   120,000    5,692,440


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF

UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1998

                                              Shares        Value

COMMON STOCKS (Continued)
Oil and Gas Extraction - 3.32%
 Anadarko Petroleum Corporation  .........   125,000  $ 8,625,000
 Noble Affiliates, Inc.  .................    85,000    3,538,125
 Santa Fe International Corp.  ...........    34,000    1,289,858
 Schlumberger Limited  ...................    90,000    6,817,500
   Total .................................             20,270,483

Paper and Allied Products - 0.98%
 Union Camp Corporation  .................   100,000    5,975,000

Petroleum and Coal Products - 3.93%
 British Petroleum Company
   p.l.c. (The), ADR .....................    65,000    5,594,030
 Mobil Corporation  ......................    75,000    5,746,875
 Royal Dutch Petroleum Company  ..........   160,000    9,089,920
 Tosco Corporation  ......................   100,000    3,525,000
   Total .................................             23,955,825

Primary Metal Industries - 0.74%
 British Steel plc, ADR  .................   185,000    4,486,250

Printing and Publishing - 4.67%
 Gannett Co., Inc.  ......................   110,000    7,906,250
 McGraw-Hill Companies, Inc. (The)  ......   100,000    7,606,200
 Meredith Corporation  ...................   150,000    6,318,750
 New York Times Company (The), Class A  ..    95,000    6,650,000
   Total .................................             28,481,200

Rubber and Miscellaneous Plastics Products - 1.96%
 A. Schulman, Inc.  ......................   165,000    4,155,855
 Goodyear Tire & Rubber Company (The)  ...    95,000    7,196,250
 Vans, Inc.*  ............................    57,500      612,720
   Total .................................             11,964,825

Stone, Clay and Glass Products - 1.05%
 Minnesota Mining and Manufacturing Company   70,000    6,378,750

Transportation Equipment - 2.23%
 Chrysler Corporation  ...................   115,000    4,794,005
 Sundstrand Corporation  .................    45,000    2,722,500
 TRW Inc.  ...............................   110,000    6,063,750
   Total .................................             13,580,255

Transportation Services - 1.14%
 Dial Corporation (The)  .................   290,000    6,941,730

TOTAL COMMON STOCKS - 67.90%                         $414,431,986
 (Cost: $316,194,147)


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF

UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value

CORPORATE DEBT SECURITIES
Communication - 1.01%
 Bell Atlantic Financial Services, Inc.,
   Convertible,
   5.75%, 4-1-2003 (B)....................    $3,000 $  3,161,250
 BellSouth Savings and Security ESOP Trust,
   9.125%, 7-1-2003 ......................     2,772    2,990,263
   Total .................................              6,151,513

Electric, Gas and Sanitary Services - 0.29%
 California Infrastructure and Economic Development
   Bank, Special Purpose Trust SCE-1,
   6.38%, 9-25-2008 ......................     1,750    1,780,083

Fabricated Metal Products - 1.47%
 Cooper Industries, Inc.,
   6.0%, 1-1-99 (Exchangeable) ...........     3,416    5,154,875
 Mark IV Industries, Inc., Convertible,
   4.75%, 11-1-2004, (B)..................     4,000    3,820,000
   Total .................................              8,974,875

General Merchandise Stores - 0.38%
 JCP Master Credit Card Trust,
   9.625%, 6-15-2000 .....................     2,250    2,338,582

Health Services - 0.47%
 ARV Assisted Living, Inc., Convertible,
   6.75%, 4-1-2006 (B) ...................     3,000    2,835,000

Nondepository Institutions - 2.56%
 Ford Motor Credit Company,
   8.875%, 6-15-99 .......................     3,000    3,097,170
 General Electric Capital Corporation,
   8.3%, 9-20-2009 .......................     6,500    7,556,640
 General Motors Acceptance Corporation,
   8.4%, 10-15-99 ........................     3,000    3,102,900
 Merrill Lynch Mortgage Investors, Inc.,
   8.3%, 4-15-2012 .......................     1,852    1,865,168
   Total .................................             15,621,878

Personal Services - 0.52%
 Equity Corporation International,
   Convertible ,
   4.5%, 12-31-2004 (B)...................     3,000    3,198,750

Petroleum and Coal Products - 0.61%
 BP America Inc.,
   10.0%, 7-1-2018 .......................     3,500    3,692,535


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF

UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1998

                                           Principal
                                           Amount in
                                           Thousands        Value
CORPORATE DEBT SECURITIES (Continued)
Security and Commodity Brokers - 1.34%
 Salomon Inc.,
   7.625%, 5-15-99 (Exchangeable) ........    $4,793 $  8,190,000

Wholesale Trade - Nondurable Goods - 0.43%
 Enron Corp.,
   6.25%, 12-13-98 (Exchangeable) ........     2,588    2,632,875

TOTAL CORPORATE DEBT SECURITIES - 9.08%              $ 55,416,091
 (Cost: $37,630,696)

UNITED STATES GOVERNMENT SECURITIES
 Federal National Mortgage Association:
   7.5%, 4-25-2002 .......................   $ 2,530 $  2,564,354
   6.0%, 6-25-2007 .......................     3,000    2,983,110
   8.25%, 6-1-2008 .......................       389      402,112
 Government National Mortgage Association:
   9.0%, 7-15-2016 .......................        82       87,755
   9.0%, 8-15-2016 .......................       271      291,802
   9.0%, 10-15-2016 ......................       756      814,298
   9.0%, 11-15-2016 ......................       271      291,769
   9.0%, 1-15-2017 .......................        81       86,983
   9.0%, 3-15-2017 .......................       285      307,224
   9.0%, 4-15-2017 .......................       271      291,706
   9.0%, 7-15-2017 .......................       178      191,329
 United States Treasury:
   5.5%, 2-28-99 .........................     7,000    6,996,710
   7.125%, 2-29-2000 .....................     6,000    6,164,040
   8.875%, 5-15-2000 .....................    17,000   18,094,290
   8.0%, 5-15-2001 .......................    23,000   24,520,070
   6.375%, 8-15-2002 .....................    12,000   12,324,360
   7.5%, 2-15-2005 .......................    33,000   36,284,490
   7.25%, 5-15-2016 ......................     8,500    9,674,020

TOTAL UNITED STATES GOVERNMENT SECURITIES - 20.05%   $122,370,422
 (Cost: $118,291,937)

TOTAL SHORT-TERM SECURITIES - 2.63%                  $ 16,055,923
 (Cost: $16,055,923)

TOTAL INVESTMENT SECURITIES - 99.66%                 $608,274,422
 (Cost: $488,172,703)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.34%       2,045,931

NET ASSETS - 100.00%                                 $610,320,353


                See Notes to Schedule of Investments on page 11.

THE INVESTMENTS OF

UNITED CONTINENTAL INCOME FUND, INC.
MARCH 31, 1998


Notes To Schedule of Investments
*No income dividends were paid during the preceding 12 months.

(A)  Listed on an exchange outside the United States.

(B)  As of March 31, 1998, the following restricted securities were owned:

                              Principal
                   Acquisition  Amount                 Market
     Security          Date    in 000's     Cost        Value
     --------      ----------- ---------    ----       -------
     ARV Assisted Living,
       Inc., Convertible,
       6.75%, 4-1-2006
                       3/28/96    $3,000$3,000,000  $2,835,000
     Bell Atlantic Financial Services, Inc.,
       Convertible,
       5.75%, 4-1-2003
                       2/12/98     3,000 3,000,000   3,161,250
     Equity Corporation International,
       Convertible,
       4.5%, 12-31-2004
                       2/19/98     3,000 3,000,000   3,198,750
     Mark IV Industries, Inc.,
       Convertible,
       4.75%, 11-1-2004
                      10/23/97     4,000 4,000,000   3,820,000
                                        ----------  ----------
                                        $13,000,000$13,015,000
                                        ==========  ==========

     The total market value of restricted securities represents 2.13% of the total net assets at March 31, 1998.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED CONTINENTAL INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1998

Assets
 Investment securities - at value
   (Notes 1 and 3) ................................. $608,274,422
 Receivables:
   Dividends and interest ..........................    3,366,331
   Fund shares sold ................................      472,001
 Prepaid insurance premium  ........................       21,091
                                                     ------------
    Total assets  ..................................  612,133,845
                                                     ------------
Liabilities
 Payable to Fund shareholders  .....................    1,583,458
 Accrued service fee (Note 2)  .....................      128,203
 Accrued transfer agency and dividend
   disbursing (Note 2) .............................       73,917
 Accrued management fee (Note 2)  ..................        9,075
 Accrued accounting services fee (Note 2)  .........        5,833
 Due to custodian  .................................           70
 Other  ............................................       12,936
                                                     ------------
    Total liabilities  .............................    1,813,492
                                                     ------------
      Total net assets ............................. $610,320,353
                                                     ============
Net Assets
 $1.00 par value capital stock
   Capital stock ................................... $ 24,437,398
   Additional paid-in capital ......................  455,474,196
 Accumulated undistributed income:
   Accumulated undistributed net investment income . 520,372 Accumulated undistributed net realized gain
    on investment transactions  ....................    9,787,356
   Net unrealized appreciation in value of
    investments  ...................................  120,101,031
                                                     ------------
    Net assets applicable to outstanding
      units of capital ............................. $610,320,353
                                                     ============
Net asset value per share (net assets divided
 by shares outstanding)
 Class A  ..........................................       $24.97
 Class Y  ..........................................       $24.98
Capital shares outstanding
 Class A  ..........................................   24,005,459
 Class Y  ..........................................      431,939
Capital shares authorized ..........................  100,000,000


                   See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.

STATEMENT OF OPERATIONS
For the Fiscal Year Ended MARCH 31, 1998

Investment Income
 Income (Note 1B):
   Interest and amortization........................  $14,454,914
   Dividends .......................................    6,943,370
                                                      -----------
    Total income  ..................................   21,398,284
                                                      -----------
 Expenses (Note 2):
   Investment management fee .......................    3,092,587
   Service fee - Class A ...........................      874,176
   Transfer agency and dividend
    disbursing - Class A  ..........................      862,092
   Accounting services fee .........................       68,333
   Custodian fees ..................................       34,846
   Audit fees ......................................       17,482
   Shareholder servicing - Class Y .................       12,795
   Legal fees ......................................        9,540
   Other ...........................................      142,050
                                                      -----------
    Total expenses  ................................    5,113,901
                                                      -----------
      Net investment income ........................   16,284,383
                                                      -----------
Realized and Unrealized Gain on
 Investments (Notes 1 and 3)
 Realized net gain on securities  ..................   49,672,688
 Realized net gain on foreign
   currency transactions ...........................       69,216
                                                      -----------
   Realized net gain on investments ................   49,741,904
 Unrealized appreciation in value of investments
   during the period ...............................   60,305,326
                                                      -----------
    Net gain on investments  .......................  110,047,230
                                                      -----------
      Net increase in net assets resulting from
       operations  ................................. $126,331,613
                                                      ===========


                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
                                        For the fiscal year ended
                                                March 31,
                                         ------------------------
                                              1998       1997
Increase in Net Assets                  ------------ ------------
Operations:
   Net investment income ...............$ 16,284,383 $ 15,471,282
   Realized net gain on investments ....  49,741,904   32,460,692
   Unrealized appreciation (depreciation) 60,305,326  (18,522,005)
                                        ------------ ------------
    Net increase in net assets
      resulting from operations ........ 126,331,613   29,409,969
                                        ------------ ------------
 Distributions to shareholders from (Note 1E):*
   Net investment income
    Class A  ........................... (16,306,438) (15,354,424)
    Class Y  ...........................    (256,280)    (196,761)
   Realized gains on securities transactions
    Class A  ........................... (53,685,804) (39,714,405)
    Class Y  ...........................    (827,394)    (482,163)
                                        ------------ ------------
                                         (71,075,916) (55,747,753)
                                        ------------ ------------
 Capital share transactions:
   Proceeds from sale of shares
    Class A (1,395,794 and 1,328,053
      shares, respectively) ............  34,176,184   31,639,891
    Class Y (148,864 and 65,939
      shares, respectively) ............   3,659,051    1,571,523
   Proceeds from reinvestment of dividends
    and/or capital gains distribution
    Class A (2,894,602 and 2,330,266
      shares, respectively) ............  67,675,263   53,263,591
    Class Y (46,351 and 29,687
      shares, respectively) ............   1,083,674      678,923
   Payments for shares redeemed
    Class A (2,618,993 and 2,249,136
      shares, respectively)............. (64,316,949) (53,683,778)
    Class Y (39,543 and 47,142
      shares, respectively) ............    (966,933)  (1,131,539)
                                        ------------ ------------
    Net increase in net
    assets resulting from capital
      share transactions................  41,310,290   32,338,611
                                        ------------ ------------
      Total increase ...................  96,565,987    6,000,827
Net Assets
 Beginning of period  .................. 513,754,366  507,753,539
                                        ------------ ------------
 End of period, including undistributed
   net investment income of $520,372 and
   $729,491, respectively...............$610,320,353 $513,754,366
                                        ============ ============
                  *See "Financial Highlights" on pages  15-16.
                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                              For the fiscal year ended March 31,
                              -----------------------------------
                               1998   1997    1996   1995    1994
                            ------- ------  ------ ------  ------
Net asset value,
 beginning of
 period  ...........         $22.72 $24.00  $20.84 $20.67  $20.45
                             ------ ------  ------ ------  ------
Income from investment
 operations:
 Net investment
   income ..........           0.72   0.72    0.71   0.70    0.70
 Net realized and
   unrealized gain
   on investments ..           4.73   0.66    4.05   0.58    0.61
                             ------ ------  ------ ------  ------
Total from investment
 operations  .......           5.45   1.38    4.76   1.28    1.31
                             ------ ------  ------ ------  ------
Less distributions:
 From net investment
   income ..........          (0.73) (0.73)  (0.68) (0.70)  (0.70)
 From capital gains           (2.47) (1.93)  (0.92) (0.41)  (0.39)
                             ------ ------  ------ ------  ------
Total
 distributions  ....          (3.20) (2.66)  (1.60) (1.11)  (1.09)
                             ------ ------  ------ ------  ------
Net asset value,
 end of period  ....         $24.97 $22.72  $24.00 $20.84  $20.67
                             ====== ======  ====== ======  ======
Total return* ......          25.20%  5.88%  23.29%  6.39%   6.40%
Net assets, end of
 period (000
 omitted)  .........       $599,531$507,477$502,285$432,997$412,843
Ratio of expenses to
 average net assets            0.91%  0.93%   0.89%  0.89%   0.81%
Ratio of net investment
 income to average net
 assets  ...........           2.88%  3.01%   3.06%  3.37%   3.29%
Portfolio turnover
 rate  .............          55.46% 40.29%  41.34% 41.30%  41.01%
Average commission
 rate paid .........          $0.0607$0.0603

  *Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.

FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:
                     For the fiscal        For the
                       year ended           period
                        March 31,         from 1/4/96*
                    ---------------        through
                       1998    1997        3/31/96
                   ----------------       --------
Net asset value,
 beginning of period $22.72  $24.01         $23.35
                     ------  ------         ------
Income from investment
 operations:
 Net investment
   income ..........   0.77    0.78           0.07
 Net realized and
   unrealized gain
   on investments...   4.73    0.63           0.76
                     ------  ------         ------
Total from investment
 operations ........   5.50    1.41           0.83
                     ------  ------         ------
Less distributions:
 From net investment
   income...........  (0.77)  (0.77)         (0.17)
 From capital gains   (2.47)  (1.93)         (0.00)
                     ------  ------         ------
Total distributions.  (3.24)  (2.70)         (0.17)
                     ------  ------         ------
Net asset value,
 end of period ..... $24.98  $22.72         $24.01
                     ======  ======         ======
Total return .......  25.43%   6.07%          3.53%
Net assets, end of
 period (000
 omitted)  .........$10,789  $6,277         $5,469
Ratio of expenses
 to average net
 assets ............   0.75%   0.75%          0.80%
Ratio of net
 investment income
 to average net
 assets ............   3.01%   3.20%          3.35%
Portfolio
 turnover rate .....  55.46%  40.29%         41.34%**
Average commission
 rate paid .........  $0.0607 $0.0603

 *Commencement of operations.
 **Annualized.

                       See notes to financial statements.

UNITED CONTINENTAL INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1998

NOTE 1 -- Significant Accounting Policies

     United Continental Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide current income to the extent that, in the opinion of the Fund's investment manager, market and economic conditions permit. As a secondary goal, this Fund seeks long-term appreciation of capital. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Each stock and convertible bond is valued at the latest sale price thereof on the last business day of the fiscal period as reported by the principal securities exchange on which the issue is traded or, if no sale is reported for a stock, the average of the latest bid and asked prices. Bonds, other than convertible bonds, are valued using a pricing system provided by a pricing service or dealer in bonds. Convertible bonds are valued using this pricing system only on days when there is no sale reported. Stocks which are traded over-the-counter are priced using the Nasdaq Stock Market, which provides information on bid and asked prices quoted by major dealers in such stocks. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Short-term debt securities are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code), premiums on the purchase of bonds and post-1984 market discount are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Foreign currency translations -- All assets and liabilities denominated in foreign currencies are translated into U.S. dollars daily. Purchases and sales of investment securities and accruals of income and expenses are translated at the rate of exchange prevailing on the date of the transaction. For assets and liabilities other than investments in securities, net realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates. The Fund combines fluctuations from currency exchange rates and fluctuations in market value when computing net realized and unrealized gain or loss from investments.

D. Federal income taxes -- It is the Fund's policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. See Note 4 -- Federal Income Tax Matters.

E. Dividends and distributions -- Dividends and distributions to shareholders are recorded by the Fund on the record date. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, foreign currency transactions, net operating losses and expiring capital loss carryforwards. At March 31, 1998, $69,216 was reclassified between accumulated undistributed net investment income and accumulated undistributed net realized gain on investment transactions.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .15% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $19.8 billion of combined net assets at March 31, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and
 .36% of that amount over $12 billion.  The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                            Accounting Services Fee
                  Average
               Net Asset Level          Annual Fee
          (all dollars in millions) Rate for Each Level
          ------------------------- -------------------
           From $    0 to $   10          $      0
           From $   10 to $   25          $ 10,000
           From $   25 to $   50          $ 20,000
           From $   50 to $  100          $ 30,000
           From $  100 to $  200          $ 40,000
           From $  200 to $  350          $ 50,000
           From $  350 to $  550          $ 60,000
           From $  550 to $  750          $ 70,000
           From $  750 to $1,000          $ 85,000
                $1,000 and Over           $100,000

     For Class A shares, the Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares had a record date in that month. With respect to Class Y shares, the Fund pays WARSCO a monthly fee at an annual rate of .15% of the average daily net assets of the class for the preceding month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions for Class A shares (which are not an expense of the Fund) of $1,172,629, out of which W&R paid sales commissions of $676,595 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $20,070, which are included in other expenses.

     W&R is an indirect subsidiary of Torchmark Corporation, a holding company, and Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government obligations and short-term securities, aggregated $295,566,363 while proceeds from maturities and sales aggregated $277,086,858. Purchases of short-term securities aggregated $598,278,295. Proceeds from maturities and sales of short-term securities and U.S. Government securities aggregated $620,688,135 and $11,013,592, respectively. No U.S. Government securities were purchased.

     For Federal income tax purposes, cost of investments owned at March 31, 1998 was $488,172,703, resulting in net unrealized appreciation of $120,101,719, of which $124,298,404 related to appreciated securities and $4,196,685 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $49,642,762 during the year ended March 31, 1998, of which a portion was paid to shareholders during the period ended March 31, 1998. Remaining capital gain net income will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On August 29, 1995, the Fund was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders,
United Continental Income Fund, Inc.:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Continental Income Fund, Inc. (the "Fund") as of March 31, 1998, and the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. The financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Continental Income Fund, Inc. as of March 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.





Deloitte & Touche LLP
Kansas City, Missouri
May 8, 1998

INCOME TAX INFORMATION


The amounts of the dividends and long-term capital gains below, multiplied by the number of shares owned by you on the record dates, will give you the total amounts to be reported in your Federal income tax return for the years in which they were received or reinvested.

                        PER-SHARE AMOUNTS REPORTABLE AS:
          --------------------------------------------------------------------
                           For Individuals                 For Corporations
                  --------------------------------------------------------------
-
  Record         OrdinaryLong-Term Capital Gain              Non- Long-Term
    Date    Total  Income   28% Rate 20% RateQualifyingQualifyingCapital Gain
----------- -------------   -------- ---------------------------------------
                                    Class A
06-13-97   $0.170 $0.1700    $0.0000  $0.0000   $0.0640   $0.1060   $0.0000
09-12-97    0.170  0.1700     0.0000   0.0000    0.0631    0.1069    0.0000
12-12-97    2.696  0.7951     1.0265   0.8744    0.0854    0.7097    1.9009
03-13-98    0.160  0.1600     0.0000   0.0000    0.0651    0.0949    0.0000
           ------ -------    -------  -------   -------   -------   -------
Total      $3.196 $1.2651    $1.0265  $0.8744   $0.2776   $1.0175   $1.9009
           ====== =======    =======  =======   =======   =======   =======

                                    Class Y
06-13-97   $0.177 $0.1770    $0.0000  $0.0000   $0.0666   $0.1104   $0.0000
09-12-97    0.180  0.1800     0.0000   0.0000    0.0668    0.1132    0.0000
12-12-97    2.707  0.8061     1.0265   0.8744    0.0895    0.7166    1.9009
03-13-98    0.169  0.1690     0.0000   0.0000    0.0688    0.1002    0.0000
           ------ -------    -------  -------   -------   -------   -------
Total      $3.233 $1.3321    $1.0265  $0.8744   $0.2917   $1.0404   $1.9009
           ====== =======    =======  =======   =======   =======   =======

CORPORATION DEDUCTIONS -- Under Federal tax law, the amounts reportable as Qualifying Dividends are eligible for the dividends received deduction in the year received as provided by Section 243 of the Internal Revenue Code.

The tax status of dividends paid will be reported to you on Form 1099-DIV after the close of the applicable calendar year.

Shareholders are advised to consult with their tax adviser concerning the tax treatment of dividends and distributions from the Fund.

                          Shareholder Meeting Results


A special meeting of shareholders of United Continental Income Fund, Inc. was held on July 24, 1997. The matters voted upon by the shareholders and the resulting votes for each matter are presented below.

Item 1.To elect the Board of Directors;
                                                       Broker
                                  For     WithheldNon-Votes*
      Henry L. Bellmon        11,546,533   179,417         0
      Dodds I. Buchanan       11,564,397   161,553         0
      James M. Concannon      11,566,678   159,272         0
      John A. Dillingham      11,560,144   165,806         0
      Linda Graves            11,560,786   165,164         0
      John F. Hayes           11,548,167   177,783         0
      Glendon E. Johnson      11,550,078   175,872         0
      William T. Morgan       11,563,322   162,628         0
      Ronald K. Richey        11,558,556   167,394         0
      William L. Rogers       11,558,522   167,428         0
      Frank J. Ross, Jr.      11,564,213   161,737         0
      Eleanor B. Schwartz     11,560,239   165,711         0
      Keith A. Tucker         11,563,889   162,061         0
      Frederick Vogel III     11,565,432   160,518         0
      Paul S. Wise            11,549,049   176,901         0

Item 2.To ratify the selection of Deloitte & Touche LLP as the Fund's independent accountants for its current fiscal year;
                                            Broker
               For     Against   AbstainNon-Votes*
          11,186,048     60,871   479,031        0

Item 3.To approve or disapprove changes to the following fundamental investment policies and restrictions:

       3.1  Elimination of Fundamental Restrictions Regarding Restricted
            Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          10,461,041   481,394   772,801    10,714

       3.2 Modification and/or Elimination of Fundamental Restrictions Regarding Options, Commodities, Forward Contracts and/or Futures Contracts
                                            Broker
               For     Against   AbstainNon-Votes*
          10,433,100   509,556   772,580    10,714

       3.3 Elimination of Fundamental Restrictions Regarding Mortgaging or Pledging Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          10,439,531   503,125   772,580    10,714

       3.4 Modification of Fundamental Restriction Regarding Margin Purchases of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          10,438,592   504,064   772,580    10,714

       3.5 Modification of Fundamental Restriction Regarding Short Sales of Securities
                                            Broker
               For     Against   AbstainNon-Votes*
          10,447,802   494,854   772,580    10,714

       3.6 Elimination of Fundamental Restriction Regarding Investment in Warrants and Rights

                                            Broker
               For     Against   AbstainNon-Votes*
          10,453,385   489,842   772,009    10,714

       3.7 Elimination of Fundamental Restrictions Regarding Arbitrage Transactions
                                            Broker
               For     Against   AbstainNon-Votes*
          10,447,460   495,767   772,009    10,714

       3.8 Elimination of Fundamental Restriction Regarding Investments in Issuers Whose Securities are Owned by Certain Persons
                                            Broker
               For     Against   AbstainNon-Votes*
          10,448,740   494,487   772,009    10,714

       3.9  Modification of Fundamental Policy Regarding Loans
                                            Broker
               For     Against   AbstainNon-Votes*
          10,459,886   483,341   772,009    10,714

Item 4.To amend the terms of the service plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940.
                                            Broker
               For     Against   AbstainNon-Votes*
          10,124,416   365,743   967,806     4,929

*Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

DIRECTORS

Ronald K. Richey, Birmingham, Alabama, Chairman of the Board
Henry L. Bellmon, Red Rock, Oklahoma
James M. Concannon, Topeka, Kansas
John A. Dillingham, Kansas City, Missouri
Linda Graves, Topeka, Kansas
John F. Hayes, Hutchinson, Kansas
Glendon E. Johnson, Miami, Florida
William T. Morgan, Coronado, California
William L. Rogers, Los Angeles, California
Frank J. Ross, Jr., Kansas City, Missouri
Eleanor B. Schwartz, Kansas City, Missouri
Keith A. Tucker, Overland Park, Kansas
Frederick Vogel III, Milwaukee, Wisconsin
Paul S. Wise, Carefree, Arizona


OFFICERS
Keith A. Tucker, President
Robert L. Hechler, Vice President
Henry J. Herrmann, Vice President
Theodore W. Howard, Vice President and Treasurer
Sharon K. Pappas, Vice President and Secretary
Cynthia P. Prince-Fox, Vice President
Carl E. Sturgeon, Vice President


This report is submitted for the general information of the shareholders of United Continental Income Fund, Inc. It is not authorized for distribution to prospective investors in the Fund unless accompanied with or preceded by the United Continental Income Fund, Inc. current prospectus.


To all traditional IRA Planholders:

As required by law, income tax will automatically be withheld from any distribution or withdrawal from a traditional IRA unless you make a written election not to have taxes withheld. The election may be made by submitting forms provided by Waddell & Reed, Inc. which can be obtained from your Waddell & Reed representative or by submitting Internal Revenue Service Form W-4P. Once made, an election can be revoked by providing written notice to Waddell & Reed, Inc. If you elect not to have tax withheld you may be required to make payments of estimated tax. Penalties may be imposed by the IRS if withholding and estimated tax payments are not adequate.

The United Group of Mutual Funds


United Cash Management, Inc.
United Government Securities Fund, Inc.
United Bond Fund
United Municipal Bond Fund, Inc.
United Municipal High Income Fund, Inc.
United High Income Fund, Inc.
United High Income Fund II, Inc.
United Continental Income Fund, Inc.
United Retirement Shares, Inc.
United Asset Strategy Fund, Inc.
United Income Fund
United Accumulative Fund
United Vanguard Fund, Inc.
United New Concepts Fund, Inc.
United Science and Technology Fund
United International Growth Fund, Inc.
United Gold & Government Fund, Inc.




















FOR MORE INFORMATION:
Contact your representative, or your
local office as listed on your
Account Statement, or contact:
  WADDELL & REED
  CUSTOMER SERVICE
  6300 Lamar Avenue
  P.O. Box 29217
  Shawnee Mission, KS 66201-9217
  (800) 366-5465

Our INTERNET address is:
  http://www.waddell.com


NUR1004A(3-98)

printed on recycled paper